Supplement Dated August 23, 2013 to
Prospectus Dated May 1, 2013 for
Protective Variable Annuity L Series, B Series, and C Series Contract
(Contracts issued before July 15, 2013)
Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information contained in your variable annuity product Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The following Example of Charges replaces the Example of Charges on pages 7 through 10 in the Prospectus:

Example of Charges

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The examples show the costs of investing in each class of the Contract, including owner transaction expenses, the annual contract maintenance fee, Variable Account Charges, and both maximum and minimum total Annual Fund Operating Expenses. The first example assumes that you purchased the SecurePay R72 rider on or after August 20, 2012 under the RightTime® option at the maximum and current charges. The second example assumes that you have not purchased either SecurePay rider or the Protective Income Manager rider. The examples also assume that the Maximum Anniversary Value Death Benefit is in effect, and that all Contract Value is allocated to the Variable Account. The examples do not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The examples assume that you invest $10,000 in the Contract for the periods indicated. The examples also assume that your investment has a 5% return each year.

(1)	If you purchased the SecurePay R72 rider:

a.	If you surrender the Contract at the end of the applicable time period:

i. With the SecurePay R72 rider selected under the RightTime® option (reflecting the maximum charge):

		1 year	3 years	5 years	10 years
Maximum Fund Expense	L Series	$1452	$2996	$4168	$8089
	B Series	$1420	$2909	$4325	$7888
	C Series	$855	$2543	$4207	$8145
Minimum Fund Expense	L Series	$1096	$1983	$2492	$5486
	B Series	$1062	$1885	$2687	$5168
	C Series	$474	$1472	$2540	$5575

ii. With the SecurePay R72 rider selected under the RightTime® option (reflecting the current charge):

		1 year	3 years	5 years	10 years
Maximum Fund Expense	L Series	$1369	$2742	$3712	$7234
	B Series	$1337	$2653	$3884	$7018
	C Series	$766	$2273	$3752	$7294
Minimum Fund Expense	L Series	$1011	$1714	$1990	$4337
	B Series	$978	$1614	$2201	$3998
	C Series	$383	$1186	$2040	$4431

       b. If you annuitize* or remain invested in the Contract at the end of the applicable time period:

i. With the SecurePay R72 rider selected under the RightTime® option (reflecting the maximum charge):

		1 year	3 years	5 years	10 years
Maximum Fund Expense	L Series	$845	$2517	$4168	$8089
	B Series	$811	$2424	$4030	$7888
	C Series	$855	$2543	$4207	$8145
Minimum Fund Expense	L Series	$464	$1442	$2492	$5486
	B Series	$428	$1337	$2321	$5168
	C Series	$474	$1472	$2540	$5575

ii. With the SecurePay R72 rider selected under the RightTime® option(reflecting the current charge):

		1 year	3 years	5 years	10 years
Maximum Fund Expense	L Series	$756	$2247	$3712	$7234
	B Series	$722	$2153	$3570	$7018
	C Series	$766	$2273	$3752	$7294
Minimum Fund Expense	L Series	$373	$1156	$1990	$4337
	B Series	$338	$1050	$1815	$3998
	C Series	$383	$1186	$2040	$4431

(2)	If you have not purchased either SecurePay rider or Protective Income Manager rider:
a.	If you surrender the Contract at the end of the applicable time period:

		1 year	3 years	5 years	10 years
Maximum Fund Expense	L Series	$1250	$2378	$3060	$5917
	B Series	$1217	$2287	$3253	$5678
	C Series	$638	$1888	$3101	$5984
Minimum Fund Expense	L Series	$890	$1329	$1273	$2693
	B Series	$856	$1227	$1507	$2325
	C Series	$254	$778	$1324	$2796

b.	If you annuitize* or remain invested in the Contract at the end of the applicable time period:

		1 year	3 years	5 years	10 years
Maximum Fund Expense	L Series	$629	$1861	$3060	$5917
	B Series	$594	$1765	$2912	$5678
	C Series	$638	$1888	$3101	$5984
Minimum Fund Expense	L Series	$244	$747	$1273	$2693
	B Series	$208	$639	$1091	$2325
	C Series	$254	$778	$1324	$2796

* You may not annuitize your Contract within 3 years after we accept a Purchase Payment. For more information, see "ANNUITY PAYMENTS, Annuity Date, Changing the Annuity Date." Neither the death benefit fee nor the Protective Income Manager rider fee apply after the Annuity Date.

Please remember that the examples are an illustration and do not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the examples.